                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT we, the undersigned officer and Directors of State Street Bank and Trust Company, hereby severally constitute David A. Spina, Ronald E. Logue, John R. Towers, Maureen Scannell Bateman and Timothy B. Harbert our true and lawful attorneys with full power to them, and any two of them acting together, to sign for us in our names in the capacities indicated below, any and all Registration Statements on Form N-4 or successor forms (the "Registration Statement") of The Equitable Life Assurance Society of the United States (the "Equitable") and any and all reports, forms and schedules of the Equitable required or permitted to be filed under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pertaining to such Registration Statement, including, without limitation, any and all Annual Reports on Form 10-K, and any and all amendments to the Registration Statement and such forms, reports, and schedules, and generally to do all such things in our names and in our capacities as officers and Directors to enable State Street Bank and Trust Company to comply with the provisions of the Securities Act and the Exchange Act, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, or the Registration Statement and any and all such reports, forms and schedules and any and all amendments thereto. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

        Witness our hands on the dates set forth below.

        Signature                             Capacity                              Date
        ---------                             --------                              ----
/s/ David A. Spina
----------------------------      Director/Chairman and Chief Executive           April 17, 2002
David A. Spina                    Officer of State Street Bank and
                                  Trust Company

/s/ Ronald E. Logue
----------------------------      Director of State Street Bank and               April 17, 2002
Ronald E. Logue                   Trust Company

/s/ Tenley E. Albright, M.D.
----------------------------      Director of State Street Bank and               April 17, 2002
Tenley E. Albright, M.D.          Trust Company

/s/ I. MacAllister Booth
----------------------------      Director of State Street Bank and               April 17, 2002
I. MacAllister Booth              Trust Company

/s/ Truman S. Casner, Esq.
----------------------------      Director of State Street Bank and               April 17, 2002
Truman S. Casner, Esq.            Trust Company



/s/ Nader F. Darehshori
----------------------------      Director of State Street Bank and               April 17, 2002
Nader F. Darehshori               Trust Company

/s/ Arthur L. Goldstein
----------------------------      Director of State Street Bank and               April 17, 2002
Arthur L. Goldstein               Trust Company

/s/ David P. Gruber
----------------------------      Director of State Street Bank and               April 17, 2002
David P. Gruber                   Trust Company

/s/ Linda A. Hill
----------------------------      Director of State Street Bank and               April 17, 2002
Linda A. Hill                     Trust Company

/s/ Charles R. LaMantia
----------------------------      Director of State Street Bank and               April 17, 2002
Charles R. LaMantia               Trust Company

/s/ Dennis J. Picard
----------------------------      Director of State Street Bank and               April 17, 2002
Dennis J. Picard                  Trust Company

/s/ Richard P. Sergel
----------------------------      Director of State Street Bank and               April 17, 2002
Richard P. Sergel                 Trust Company

/s/ Gregory L. Summe
----------------------------      Director of State Street Bank and               April 17, 2002
Gregory L. Summe                  Trust Company


----------------------------      Director of State Street Bank and               April 17, 2002
Diana Chapman Walsh               Trust Company